Exhibit 10.25


                          BRUNSWICK TECHNOLOGIES, INC.

                           1997 EQUITY INCENTIVE PLAN



SECTION 1.  PURPOSE

         The purpose of the BRUNSWICK TECHNOLOGIES, INC. 1997 Equity Incentive Plan (the "Plan") is to attract and retain key employees, directors and consultants, to provide an incentive for them and other persons having a business relationship with the Company to assist the Company achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company.


SECTION 2.  DEFINITIONS.

         "AFFILIATE" means any business entity in which the Company owns directly or indirectly 50% or more of the total combined voting power or has a significant financial interest as determined by the Committee.

         "AWARD" means any Option, Stock Appreciation Right, Performance Share, Restricted Stock or Stock Unit awarded under the Plan.

         "BOARD" means the Board of Directors of the Company.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "COMMITTEE" means a committee of not less than three members of the Board appointed by the Board to administer the Plan.

         "COMMON STOCK" or "STOCK" means the Common Stock, without par value of the Company (or such common stock of the Company, with or without par value, to which such stock may be converted pursuant to any recapitalization of the Company).

         "COMPANY" means Brunswick Technologies, Inc.

         "DESIGNATED BENEFICIARY" means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise the rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

         "FAIR MARKET VALUE" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time.

         "INCENTIVE STOCK OPTION" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is intended to meet the requirements of Section 422 of the Code or any successor provision.

         "NONSTATUTORY STOCK OPTION" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is not intended to be an Incentive Stock Option.

         "OPTION"  means an  Incentive  Stock  Option  or a  Nonstatutory  Stock
Option.

         "PARTICIPANT" means a person selected by the Committee to receive an Award under the Plan.

         "PERFORMANCE CYCLE" or "CYCLE" means the period of time selected by the Committee during which performance is measured for the purpose of determining the extent to which an award of Performance Shares has been earned.

         "PERFORMANCE SHARES" means shares of Common Stock which may be earned by the achievement of performance goals awarded to a Participant under Section 8.

         "REPORTING PERSON" means a person subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision.

         "RESTRICTED PERIOD" means the period of time selected by the Committee during which an award of Restricted Stock may be forfeited to the Company.

         "RESTRICTED STOCK" means shares of Common Stock subject to forfeiture awarded to a Participant under Section 9.

         "STOCK APPRECIATION RIGHT" or "SAR" means a right to receive any excess in value of shares of Common Stock over the exercise price awarded to a Participant under Section 7.

         "STOCK UNIT" means an award of Common Stock or units that are valued in whole or in part by reference to, or otherwise based on, the value of Common Stock, awarded to a Participant under Section 10.

SECTION 3.  ADMINISTRATION.

         The Plan shall be administered by the Committee, or if such Committee has not been appointed, by the Board of Directors (each reference to the Committee hereafter shall be deemed to read "Board of Directors" unless such Committee has been appointed). In all events, any Award to be granted to a Reporting Person shall be approved by a committee of the Board of Directors composed soley of two or more non-employee Directors (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended) or by the Board of Directors. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Committee's decisions shall be final and binding. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons and all determinations under the Plan with respect thereto, provided that the Committee shall fix the maximum amount of such Awards for the Participants who are not Reporting Persons and a maximum for any one Participant.

SECTION 4.  ELIGIBILITY.

         All employees, directors and consultants of, and other persons having a business relationship with, the Company or any Affiliate capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Incentive Stock Options may be awarded only to persons eligible to receive such Options under the Code.

SECTION 5.  STOCK AVAILABLE FOR AWARDS.

         (a) Subject to adjustment under subsection (b), Awards may be made under the Plan for up to 12,780 shares of Common Stock. If any Award in respect of shares of

Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, including without limitation the surrender of shares in payment for the Award or any tax obligation thereon, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan. Common Stock issued from an acquired company shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         (b) In the event that the Committee determines that any stock dividend, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee, subject, in the case of Incentive Stock Options, to any limitation required under the Code, shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.


         (c) Notwithstanding any other provision of the Plan, no more than 12,780 shares of Common Stock shall be cumulatively available for the award of Incentive Stock Options; provided that to the extent an Incentive Stock Option expires or is terminated unexercised or is forfeited for any reason the shares which were subject to such Option may again be awarded as Incentive Stock Options.

SECTION 6.  STOCK OPTIONS.
         (a) Subject to the provisions of the Plan, the Committee may award Incentive Stock Options and Nonstatutory Stock Options and determine the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to, and comply with,
Section 422 of the Code or any successor provision, and any regulations thereunder.

         (b) The Committee shall establish the option price at the time each Option is awarded, which price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award with respect to Incentive Stock Options and not less than 50% of the Fair Market Value of the Common Stock on the date of award with respect to Nonstatutory Stock Options.

         (c) Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable Award or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

         (d) No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be made in whole or in part in cash or, to the extent permitted by the Committee at or after the award of the Option, by delivery of a note or shares of Common Stock owned by the optionee, including Restricted Stock, valued at their Fair Market Value on the date of delivery, or such other lawful consideration as the Committee may determine.

         (e) The Committee may provide for the automatic award of an Option upon the delivery of shares to the Company in payment of an Option for up to the number of shares so delivered.

         (f) Upon exercise of an option, a Participant may elect to convert the options so exercised, without payment by the Participant of any option price or of any other cash or other consideration, into that number of fully paid and nonassessable shares of Common Stock represented by the options, reduced by a number of shares of Common Stock having the aggregate Fair Market Value equal to the aggregate option price for the such number of shares.

         (g) In the event that a Participant ceases to be employed by the Company or an Affiliate, ceases to be a consultant of the Company or an Affiliate, ceases to be a member of the Board of Advisors or ceases to be a director of the Company or an Affiliate, due in any such case to voluntary or involuntary termination, retirement, disability or death, the Company, at its option, may repurchase from the Participant stock acquired pursuant to any option granted under this Plan; provided, however, that this repurchase option shall terminate effective upon, and be of no force or effect at any time after, an initial public offering of the Common Stock of the Company. In the event the Company exercises such repurchase rights under this paragraph, the Participant shall receive Fair Market Value for all such shares.

SECTION 7.  STOCK APPRECIATION RIGHTS.

         (a) Subject to the provisions of the Plan, the Committee may award SARs in tandem with an Option (at or after the award of the Option), or alone and unrelated to an Option. SARs in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised. SARs shall have an exercise price of not less than 50% of the Fair Market Value of the Common Stock on the date of award, or in the case of SARs in tandem with Options, the exercise price of the related Option.

         (b) An SAR related to an Option which can only be exercised during limited periods following a change in control of the Company, may entitle the Participant to receive an amount based upon the highest price paid or offered for Common Stock in any transaction relating to the change in control or paid during the thirty-day period immediately preceding the occurrence of the change in control in any transaction reported in the stock market in which the Common Stock is normally traded.

SECTION 8.  PERFORMANCE SHARES.

         (a) Subject to the provisions of the Plan, the Committee may award Performance Shares and determine the number of such shares for each Performance Cycle and the duration of each Performance Cycle. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other. The payment value of Performance Shares shall be equal to the Fair Market Value of the Common Stock on the date the Performance Shares are earned or, in the discretion of the Committee, on the date the Committee determines that the Performance Shares have been earned.

         (b) The Committee shall establish performance goals for each Cycle, for the purpose of determining the extent to which Performance Shares awarded for such Cycle are earned, on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. During any Cycle, the Committee may adjust the performance goals for such Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

         (c) As soon as practicable after the end of a Performance Cycle, the Committee shall determine the number of Performance Shares which have been earned on the basis of performance in relation to the established performance goals. The payment values of earned Performance Shares shall be distributed to the Participant or, if the Participant has died, to the Participant's Designated Beneficiary, as soon as practicable thereafter. The Committee shall determine, at or after the time of award, whether payment values will be settled in whole or in part in cash or other property, including Common Stock or Awards.

SECTION 9.  RESTRICTED STOCK.

         (a) Subject to the provisions of the Plan, the Committee may award shares of Restricted Stock and determine the duration of the Restricted Period during which, and the conditions under which, the shares may be forfeited to the Company and the other terms and conditions of such Awards. Shares of Restricted Stock shall be issued for no cash consideration or such minimum consideration as may be required by applicable law.

         (b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

SECTION 10.  STOCK UNITS.

         (a) Subject to the provisions of the Plan, the Committee may award Stock Units subject to such terms, restrictions, conditions, performance criteria, vesting requirements and payment rules as the Committee shall determine.

         (b) Shares of Common Stock awarded in connection with a Stock Unit Award shall be issued for no cash consideration or such minimum consideration as may be required by applicable law.

SECTION 11.  GENERAL PROVISIONS APPLICABLE TO AWARDS.

         (a) Reporting Person Limitations. Notwithstanding any other provision of the Plan, to the extent required to qualify for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934 and any successor provision, (i) any Common Stock or other equity security offered under the Plan to a Reporting Person may not be sold for at least six months after acquisition, except in case of death or disability and (ii) any Option, SAR or other similar right related to an equity security, issued under the Plan to a Reporting Person shall not be transferable other than by will or the laws of descent and distribution, shall not be exercisable for at least six months except in the case of death or disability, and shall be exercisable during the Participant's lifetime only by the Participant or the Participant's guardian or legal representative.

         (b) Documentation. Each Award under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

         (c) Committee Discretion. Each type of Award may be made alone, in addition to, or in relation to any other type of Award. The terms of each type of Award need not be identical, and the committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of award or at any time thereafter.

         (d) Settlement. The Committee shall determine whether Awards are settled in whole or in part in cash, Common Stock, other securities of the Company, Awards or other property. The Committee may permit a Participant to defer all or any portion of a payment under the Plan, including the crediting of interest on deferred amounts denominated in cash and dividend equivalents on amounts denominated in Common Stock.

         (e) Dividends and Cash Awards. In the discretion of the Committee, any Awards under the Plan may provide the Participant with (i) dividends or dividend equivalents payable currently or deferred with or without interest, and (ii) cash payments in lieu of or in addition to an Award.

         (f) Termination of Employment. The Committee shall determine the effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

         (g) Change in Control. In order to preserve a Participant's rights under an Award in the event of a change in control of the Company, the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or realization of the Award, (ii) provide for the purchase of the Award upon the Participant's request for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable,
(iii) adjust the terms of the Award in a manner determined by the Committee to reflect the change in control, (iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable and in the best interests of the Company.

         (h) Withholding. The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

         (i) Foreign Nationals. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

         (j) Amendment of Award. The Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization, or converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

SECTION 12.  MISCELLANEOUS

         (a) No Right To Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to employment or continued employment. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

         (b) No Rights As Shareholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.

         (c) Effective Date. Subject to the approval of the shareholders of the Company, the Plan shall be effective on the effective date of the Company's initial public offering. Prior to such approval, Awards may be made under the Plan expressly subject to such approval.

         (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without shareholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirement for exemptive relief under Section 16(b) of the Securities Exchange Act of 1934 or any successor provision.

         (e) Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the State of Maine.